Divestitures	12 Months Ended
Mar. 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
Divestitures
26.	Divestitures

(1)	Battery business

On October 31, 2016, Sony and Murata Manufacturing Co., Ltd. signed a binding definitive agreement to transfer the Sony Group’s battery business to the Murata Group which was completed on September 1, 2017. Sony classified certain assets and liabilities related to the battery business as held for sale and, as a result of the fair value valuation of these assets and liabilities, recorded impairment losses of 42,298 million yen in other operating (income) expense, net in the consolidated statements of income for the fiscal year ended March 31, 2017.

(2)	Sale of equity interest in Sony Electronics Huanan Co., Ltd.

On April 1, 2017, Sony transferred all of the equity interest in Sony Electronics Huanan Co., Ltd. (“SEH”), a wholly-owned subsidiary in the Semiconductors segment that manufactures camera modules, to Shen Zhen O-Film Tech Co., Ltd. The consideration for the transfer is approximately 234 million U.S. dollars, including the assumption of SEH’s debt and the sales price of approximately 95 million U.S. dollars. As the result of the transfer, Sony recognized a gain on transfer totaling 28,262 million yen in other operating (income) expense, net in the consolidated statement of income for the fiscal year ended March 31, 2018.